UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange of 1934

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☐	Definitive Proxy Statement.
☒	Definitive Additional Materials.
☐	Soliciting Material Pursuant to Section 240.14a-12.
WHEELER REAL ESTATE INVESTMENT TRUST, INC.
(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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On September 21, 2018, Wheeler Real Estate Investment Trust, Inc. (the “Company”) issued a press release (the "Press Release") commenting on the report issued by Institutional Shareholder Services in connection with the Company’s 2018 Annual Meeting of Shareholders scheduled to be held on October 3, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein.

Important Additional Information

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company’s stockholders in connection with matters to be considered at the Company’s 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). The Company has filed a definitive proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies from the Company’s stockholders. STOCKHOLDERS OF THE COMPANY ARE STRONGLY ENCOURAGED TO READ SUCH PROXY STATEMENT, ACCOMPANYING WHITE PROXY CARD AND ALL OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Information regarding the identities of the Company’s directors and executive officers, and their direct or indirect interests, by security holdings or otherwise, are set forth in the proxy statement and other materials filed with the SEC in connection with the 2018 Annual Meeting. Stockholders can obtain the proxy statement, any amendments or supplements to the proxy statement, and any other documents filed by the Company with the SEC at no charge at the SEC’s website at www.sec.gov. These documents are also available at no charge in the “SEC Filings” or “Proxy Materials” sections of the Company’s website at www.whlr.us.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statement of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Shell company transactions.

Not applicable.

(d) Exhibits.

99.1	Press Release dated September 21, 2018.

EXHIBIT INDEX

Number	Description of Exhibit
99.1	Press Release dated September 21, 2018.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ David Kelly
David Kelly
President and Chief Executive Officer
Dated: September 21, 2018